UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2017

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussée de la Hulpe 166, 1170 Brussels, Belgium 2770 Research Drive, Rochester Hills, Michigan		48309-3511
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 32-2-663-98-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2017, WABCO Holdings Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 49,890,105 (92.2%) of the Company’s issued and outstanding common stock held of record as of the close of business on March 29, 2017 were present in person or by proxy at the Annual Meeting. The information below is a summary of the final voting results on the proposals considered and voted upon at the Annual Meeting.

Election of Directors

The following persons were duly elected as directors of the Company for new terms which will expire at the Company’s Annual Meeting of Shareholders in 2020, or until their successors are duly elected and qualified. The table below sets forth the voting results for each nominee:

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
G. Peter D’Aloia	46,716,628	1,141,946	2,031,531
Dr. Juergen W. Gromer	47,433,218	425,356	2,031,531
Mary L. Petrovich	47,214,115	644,459	2,031,531

Ratification of Auditors

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young Bedrijfsrevisoren BCVBA/Reviseurs d’Entreprises SCCRL as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Set forth below is the result of the shareholder vote on this proposal:

		Votes
Proposal	Votes For	Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2016	49,710,203	167,857	12,045

Advisory Vote To Approve Executive Compensation

At the Annual Meeting, the Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. Set forth below is the result of the shareholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve, on an Advisory Basis, the Compensation Paid to the Company’s Named Executive Officers	46,695,707	1,145,032	17,835	2,031,531

Advisory Vote To Recommend Frequency of Advisory Votes on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted to recommend, on an advisory basis, that the Company hold an advisory vote to approve executive compensation every year. Set forth below is the result of the shareholder vote on this proposal:

Proposal	1 Year	2 Years	3 Years	Abstentions
Recommend, on an Advisory Basis, the Frequency of the Shareholder Advisory Vote on Executive Compensation	45,264,650	8,008	2,571,345	14,571

Consistent with the Board’s recommendation and in light of the vote of the Company’s shareholders on this proposal, the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2017	WABCO HOLDINGS INC.

	By:	/S/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary